Exhibit 10.2

ASAT Holdings Limited

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.	I, Harry R. Rozakis, the Chief Executive Officer of ASAT Holdings Limited (the “Company”).

2.	To the best of my knowledge:

(A)	The Company’s annual reports on Form 20-F for year ended April 30, 2003 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 28, 2003

/s/ HARRY ROZAKIS
Name:	Harry Rozakis
Title:	Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The certification set forth above is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and should not be deemed to be filed under the Securities Exchange Act of 1934 by the Company or the certifying officers.